OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
Annual Report September 30, 1996

[PHOTO]

"We want
investment
income that
won't add
to our taxes
 ...and we
need to feel
comfortable."

[OPPENHEIMER LOGO]

                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(3)

Class A

4.46%

Class B

3.85%

Class C

3.86%

THIS FUND IS FOR PEOPLE WHO WANT INVESTMENT INCOME THAT'S EXEMPT FROM FEDERAL TAXES AND FEEL SECURE INVESTING IN A FUND DESIGNED TO REDUCE INTEREST RATE RISK.

HOW YOUR FUND IS MANAGED

Oppenheimer Intermediate Municipal Fund invests primarily in a diversified portfolio of tax-exempt bonds and intends to maintain an intermediate-term average portfolio maturity (3-10 years on a dollar-weighted basis) under normal circumstances. The Fund's investment strategy is to seek a high tax-free yield with less of the price volatility typical of longer maturity municipal bond funds.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 for Class A, B and C shares were 5.41%, 4.56% and 4.63%, respectively.(1)

         Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 11/11/86 were 1.72%, 5.88% and 6.88%, respectively. For Class B shares, average annual total returns for the 1-year period and since inception on 9/11/95 were 0.56% and 1.61%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 12/1/93 were 3.63% and 3.52%, respectively.(2)

OUTLOOK

"We expect the Fund will continue to outperform because of its lower-volatility-type design; however, we recognize a modest risk to the portfolio if the Federal Reserve raises interest rates."


                                              Caryn Halbrecht, Portfolio Manager
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. A portion of the distributions paid by the Fund may be subject to income tax. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 11/11/86 (inception of class), after deducting the current maximum initial sales charge of 3.50%. Class B returns show results of hypothetical investments on 9/30/95 and 9/11/95 (inception of class), after the deduction of the applicable contingent deferred sales charge of 4% (1-year) and 3% (since inception). Class C returns show results of hypothetical investments on 9/30/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus.

3. Standardized yield for Class A, B and C shares is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

2  Oppenheimer Intermediate Municipal Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Intermediate
Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Intermediate
Municipal Fund


DEAR SHAREHOLDER,

After a turbulent beginning this year, third quarter economic indicators are now pointing to continuing growth and low inflation. As a result, we are seeing signs of improvement in both the government bond and the closely related municipal markets. Most recently, the Federal Reserve again showed confidence in the non-inflationary growth of the economy by deciding not to raise interest rates, and we feel this current economic environment could lead to a rebound in the bond market.

         Interest rates, which have recently leveled off, rose from 6% in January to about 7% in July, driven by investors' concerns that strong economic growth would trigger higher inflation. This rate increase affected the municipal market because municipal bond yields tend to track Treasuries quite closely. Muni investors, however, were affected less severely than other fixed-income investors because most of the income generated by municipals is free from federal income tax, making actual yields more attractive.

         Although economic factors such as declining unemployment and strong retail sales still point toward growth, our outlook is for inflation to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

         A second development favorably impacting the municipal bond market is the strengthening financial condition of many municipalities throughout the United States. This trend is particularly strong in the state of California and its subdivisions, which happen to be among the nation's largest issuers of municipal bonds.

         Finally, the tax-exempt market is also benefiting from price supports created by a diminishing supply of securities. We continue to see fewer issues and more redemptions as bonds mature or are "called" out of the market. This shrinking supply dates back to 1985, when a surge of municipal bond issuance occurred just prior to the Tax Reform Act of 1986. By today's standards, these bonds paid very high rates of interest, and this year billions of dollars worth of these bonds were redeemed by issuers who were contractually obligated to wait at least ten years to "call" them. Going forward, former bondholders, who received cash from these redemptions, may fuel bond price increases further by reinvesting in the smaller pool of existing bonds.

         When you look at all the current factors affecting this market: the prospect of stable, lower interest rates, the strengthening economies of states and municipalities, the shrinking supply of securities, as well as tax reform being down on the political agenda, the outlook for municipal bond investors is very positive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                            /s/ BRIDGET A. MACASKILL
----------------------------------            --------------------------------
James C. Swain                                Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Intermediate Municipal Fund

CARYN HALBRECHT
Portfolio Manager

Q + A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PERIOD?

The Fund has performed very well during a tough period of volatile interest rates. For the 1-year period ended 9/30/96, Lipper Analytical Services ranked the Fund's Class A shares 11th out of 139 intermediate municipal bond funds.(1) The outperformance of the Fund is due primarily to the defensive structure of the portfolio.

WHAT INVESTMENTS HAVE MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Active duration management played a primary role in the Fund's performance. The market spent the last six months on an emotional roller coaster as daily economic indicators flipped back and forth pointing to steady growth one day and inflationary fears the next. By shortening our bonds' maturities, or durations, we were able to reduce the Fund's exposure to interest rate shifts.

         Further protection against interest rate risk was achieved through an overweighting in high coupon bonds which are less sensitive to interest rate fluctuations.

         Finally, we invested selectively in special credit situations which offer greater tax-free income and are also less volatile than high quality securities. In many cases these issues were part of a sector, like hospitals or resource recovery plants, that had fallen out of favor with the market. Using our research we identified the good apples in the barrel and picked those individual issuers with the highest income and appreciation potential.(2)

DID ANY INVESTMENTS NOT PERFORM AS EXPECTED?

During the period, we had invested in a resource recovery plant that underperformed due to a short-term legal issue. We continue to like this investment and believe the current credit concerns will be resolved in our favor. Therefore, we have added to our position at cheaper levels.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We are beginning to identify and sell recession-sensitive bonds which have outperformed and will be vulnerable when the economy begins to slow. In addition, where we had shortened durations earlier, in anticipation of higher interest rates, we are now less concerned that rates will rise and are looking to position the Fund with more neutral durations.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We expect the Fund will continue to outperform because of its lower-volatility-type design; however, we recognize a modest risk to the portfolio if the Federal Reserve raises interest rates. The fourth quarter of 1996 will probably be marked by continued volatility as the markets react to the uncertainty surrounding an election year. By the second quarter of 1997, we expect to see a slowing economy, declining interest rates and a rebounding bond market.

1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Intermediate Municipal Fund is characterized by Lipper as an intermediate municipal bond fund. Lipper does not take sales charges into consideration.

2. The Fund's portfolio is subject to change.

4  Oppenheimer Intermediate Municipal Fund

STATEMENT OF INVESTMENTS   September 30, 1996
================================================================================

                                                                         RATINGS: MOODY'S/
                                                                         S&P'S/FITCH'S           FACE                  MARKET VALUE
                                                                         (UNAUDITED)             AMOUNT                SEE NOTE 1
====================================================================================================================================
MUNICIPAL BONDS AND NOTES--98.8%
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.5%
        AL Water Pollution Control Authority RB, AMBAC
        Insured, 6.15%, 8/15/99                                          Aaa/AAA/AAA                $1,350,000            $1,414,368
------------------------------------------------------------------------------------------------------------------------------------
ALASKA--1.2%
        North Slope Borough, AK GOB, Series B,
        FSA Insured, 7.50%, 6/30/01                                      Aaa/AAA                     1,000,000             1,119,210
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--11.2%
        Berkeley, CA HF RB, Alta Bates Medical Center,
        Series A, 6.50%, 12/1/11                                         Baa/BBB+                    3,000,000             3,047,670
        ----------------------------------------------------------------------------------------------------------------------------
        CA Statewide CDA Revenue COP, Cedars-Sinai
        Medical Center: 5.40%, 11/1/15                                   A1/NR                       2,000,000             1,805,780
        MBIA Insured, 6.50%, 8/1/12                                      Aaa/AAA                     1,000,000             1,113,170
        ----------------------------------------------------------------------------------------------------------------------------
        Corona, CA COP, Prerefunded, Series
        B, 10%, 11/1/20                                                  Aaa/AAA                     1,000,000             1,292,410
        ----------------------------------------------------------------------------------------------------------------------------
        Long Beach Aquarium of the Pacific RB,
        Series 1995-A, 5.75%, 7/1/05                                     NR/BBB/BBB--                1,500,000             1,481,610
        ----------------------------------------------------------------------------------------------------------------------------
        Sacramento, CA Cogeneration Authority RB,
        Procter & Gamble Project, 6.375%, 7/1/10                         NR/BBB--                    1,100,000             1,121,736
        ----------------------------------------------------------------------------------------------------------------------------
        San Bernardino Cnty., CA COP,
        Medical Center Financing Project, 6%, 8/1/09                     Baa1/A--                    1,000,000             1,015,570
                                                                                                                          ----------
                                                                                                                          10,877,946
------------------------------------------------------------------------------------------------------------------------------------
COLORADO--1.7%
        Denver, CO City & Cnty. Airport RB,
        Series A, 7%, 11/15/99                                           Baa2/BBB/BBB                1,000,000             1,065,450
        ----------------------------------------------------------------------------------------------------------------------------
        Meridian Metropolitan District,
        CO GORB, 7.50%, 12/1/11                                          A3/NR                         500,000               549,255
                                                                                                                          ----------
                                                                                                                           1,614,705
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.6%
        Mashantucket, CT Western Pequot Tribe
        Special RB, Series A, 6.50%, 9/1/05(1)                           Baa/BBB                     2,500,000             2,560,075
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA--1.0%
        FL HFA RRB, MH, Series C, 6%, 8/1/11                             NR/AAA                      1,000,000             1,020,300
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--6.0%
        Chicago, IL BOE GOB, School Reform Project,
        6.25%, 12/1/11                                                   Aaa/AAA                     1,000,000             1,072,650
        ----------------------------------------------------------------------------------------------------------------------------
        Du Page Cnty., IL First Preservation District
        GOB, Prerefunded, 7.70%, 11/1/00                                 Aaa/AAA                     1,000,000             1,059,110
        ----------------------------------------------------------------------------------------------------------------------------
        IL HFAU RRB, Franciscan Sisters Health Care
        Project, Series C, MBIA Insured, 6%, 9/1/09                      Aaa/AAA                     2,000,000             2,050,500
        ----------------------------------------------------------------------------------------------------------------------------
        Southwestern IL Development Authority
        Hospital RB, St. Elizabeth Medical Center,
        8%, 6/1/10                                                       NR/A--                        500,000               541,775
        ----------------------------------------------------------------------------------------------------------------------------
        Waukegan, IL GOB, MBIA Insured, 7.50%,
        12/30/03                                                         A1/NR                       1,000,000             1,147,400
                                                                                                                          ----------
                                                                                                                           5,871,435

------------------------------------------------------------------------------------------------------------------------------------
INDIANA--1.5%
        IN Bond Bank RB, State Revolving Fund Program,
        Series A, 6.875%, 2/1/12                                         NR/A                        1,135,000             1,262,665
        ----------------------------------------------------------------------------------------------------------------------------
        IN University RB, Hospital Facilities Project,
        7%, 1/1/09                                                       A1/A+                         215,000               226,627
                                                                                                                          ----------
                                                                                                                           1,489,292

------------------------------------------------------------------------------------------------------------------------------------
LOUISIANA--1.1%
        LA State GOB, Series A, AMBAC Insured, 8%, 5/1/99                Aaa/AAA/AAA                 1,000,000             1,084,870
------------------------------------------------------------------------------------------------------------------------------------
MAINE--1.3%
        ME Educational LMC Student Loan RRB,
        Series A, 6.05%, 11/1/04                                         Aaa/NR                        750,000               779,977
        ----------------------------------------------------------------------------------------------------------------------------
        ME State Housing Authority RB, Mtg.
        Purchase Project, Series A, 7.50%, 11/15/22                      Aaa/AAA                       500,000               529,940
                                                                                                                          ----------
                                                                                                                           1,309,917

5  Oppenheimer Intermediate Municipal Fund

================================================================================

                                                                         RATINGS: MOODY'S/
                                                                         S&P'S/FITCH'S               FACE              MARKET VALUE
                                                                         (UNAUDITED)                 AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND--1.3%
        Howard Cnty., MD COP, Series A, 8.05%, 2/15/21                   Aa1/AA+                      $350,000              $462,959
        ----------------------------------------------------------------------------------------------------------------------------
        MD Water Quality Financing Administration RB,
        Revolving Loan Fund, Series A, Zero Coupon,
        5.358%, 9/1/07(2)                                                Aa/AA/AA--                  1,500,000               846,375
                                                                                                                          ----------
                                                                                                                           1,309,334

------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--2.2%
        MA State Consolidated Loan RB, Series C,
        AMBAC Insured, 7%, 6/1/09                                        Aaa/AAA/AAA                 2,000,000             2,169,040
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--7.8%
        Detroit, MI:
        GORB, Series B, 7%, 4/1/04                                       Ba1/BBB/BBB--               2,000,000             2,156,940
        Self-Insurance Bonds, Series A, 5.70%, 5/1/02                    NR/BBB-/BBB--               1,000,000             1,014,250
        ----------------------------------------------------------------------------------------------------------------------------
        MI State:
        Hospital Finance Authority RRB,
        Sinai Hospital of Greater Detroit, Series 1995,
        6%, 1/1/08                                                       Baa/NR/BBB                  2,500,000             2,417,050
        Strategic Fund SWD RRB,
        Genesee Power Station Project, 7.50%, 1/1/21                     NR/NR                       2,000,000             1,985,960
                                                                                                                          ----------
                                                                                                                           7,574,200

------------------------------------------------------------------------------------------------------------------------------------
NEBRASKA--2.1%
        NE State Higher Education Loan Program,
        Series A-6, 5.90%, 6/1/03                                        A/NR/A                      2,000,000             2,058,600
------------------------------------------------------------------------------------------------------------------------------------
NEVADA--3.3%
        Clark Cnty., NV School District GOB, Series A,
        MBIA Insured, 9.75%, 6/1/01                                      Aaa/AAA                     1,800,000             2,178,018
        ----------------------------------------------------------------------------------------------------------------------------
        Washoe Cnty., NV Hospital Facility RRB,
        Washoe Medical Center, Inc. Project, Series A,
        AMBAC Insured, 6%, 6/1/09                                        Aaa/AAA/AAA                 1,000,000             1,037,400
                                                                                                                          ----------
                                                                                                                           3,215,418

------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--5.1%
        Hoboken, Union City & Weehawken, NJ
        Sewer Authority RB, Prerefunded,
        MBIA Insured, 7.25%, 8/1/19                                      Aaa/AAA                     1,900,000             2,073,926
        ----------------------------------------------------------------------------------------------------------------------------
        NJ State Turnpike Authority RRB, Series C,
        AMBAC Insured, 6.50%, 1/1/08                                     Aaa/AAA                     2,000,000             2,209,300
        ----------------------------------------------------------------------------------------------------------------------------
        Ocean Cnty., NJ GOB, 7.40%, 10/15/00                             Aa/AA--/AA                    600,000               663,186
                                                                                                                          ----------
                                                                                                                           4,946,412

------------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--0.6%
        NM State Hospital Equipment Loan Council RB,
        San Juan Regional Medical Center, Inc. Project,
        7.90%, 6/1/11                                                    A/NR                          500,000               558,395
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--15.7%
        NYC GOB:
        Prerefunded, Series F, 8.40%, 11/15/07                           Aaa/AAA/AAA                 2,140,000             2,531,171
        Unrefunded Balance, Series F, 8.40%, 11/15/07                    Baa1/BBB+                     360,000               406,944
        Series B, 6.20%, 8/15/06                                         Baa1/BBB+/A--               1,500,000             1,534,095
        ----------------------------------------------------------------------------------------------------------------------------
        NYC GORB, Series A, 7%, 8/1/07                                   Baa1/BBB+/A--               2,000,000             2,169,080
        ----------------------------------------------------------------------------------------------------------------------------
        NYC IDA Special Facilities RB,
        Terminal One Group Assn. Project:
        6%, 1/1/08                                                       A/A/A--                     2,000,000             1,989,280
        6.10%, 1/1/09                                                    A/A/A--                     2,000,000             1,998,920
        ----------------------------------------------------------------------------------------------------------------------------
        NYS GORB, 7.80%, 11/15/99                                        A/A--                       1,000,000             1,097,170
        ----------------------------------------------------------------------------------------------------------------------------
        NYS HFA RRB, NYC HF, Series A, 6.375%, 11/1/04                   Baa/BBB+                    2,000,000             2,095,600
        ----------------------------------------------------------------------------------------------------------------------------
        NYS MCFFA RB, Prerefunded, 7.80%, 2/15/19                        Aaa/AAA                     1,275,000             1,399,733
                                                                                                                          ----------
                                                                                                                          15,221,993

6  Oppenheimer Intermediate Municipal Fund

                                                                         S&P'S/FITCH'S
                                                                         RATINGS: MOODY'S/       FACE                  MARKET VALUE
                                                                         (UNAUDITED)             AMOUNT                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
OHIO--1.1%
        OH State Solid Waste RB, Republic Engineered
        Steels, Inc. Project, 9%, 6/1/21                                 NR/NR                      $1,000,000            $1,039,350
------------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.3%
        OK State Industrial Authority Health Systems RB,
        Baptist Medical Center, Series C, AMBAC Insured,
        7%, 8/15/05                                                      Aaa/AAA/AAA                   955,000             1,085,711
        ----------------------------------------------------------------------------------------------------------------------------
        Oklahoma Cnty., OK Home Finance Authority RB,
        7.65%, 1/1/23                                                    NR/AA--                       125,000               131,464
                                                                                                                          ----------
                                                                                                                           1,217,175

------------------------------------------------------------------------------------------------------------------------------------
OREGON--1.7%
        Emerald Peoples Utilities District of OR RRB,
        FGIC Insured, 7.20%, 11/1/04                                     Aaa/AAA                     1,420,000             1,630,813
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--8.2%
        PA State IDA Economic Development RB,
        Escrowed to Maturity, Series A, 6.80%, 7/1/01                    NR/A--/AAA                  3,000,000             3,263,280
        ----------------------------------------------------------------------------------------------------------------------------
        Philadelphia, PA Hospitals & HEFA RRB,
        Jeanes Health System Project, 6.20%, 7/1/00                      NR/BBB                      1,360,000             1,431,332
        ----------------------------------------------------------------------------------------------------------------------------
        Schuylkill Cnty., PA IDA RR RRB,
        Schuylkill Energy Resources, Inc., 6.50%, 1/1/10                 NR/NR                       3,425,000             3,293,001
                                                                                                                          ----------
                                                                                                                           7,987,613

------------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.4%
        Florence Cnty., SC Industrial Development RB,
        Stone Container Project, 7.375%, 2/1/07                          NR/NR                       2,000,000             2,086,160
        ----------------------------------------------------------------------------------------------------------------------------
        Richland Cnty., SC Hospital Facilities RB,
        Community Provider Pooled Loan Program, Series A,
        FSA Insured, 7.125%, 7/1/17                                      Aaa/AAA                       250,000               277,445
                                                                                                                          ----------
                                                                                                                           2,363,605

------------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.6%
        SD Student Loan Finance RB, Series A, 5.95%, 8/1/01              NR/A+                       1,500,000             1,550,025
------------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--3.4%
        Chattanooga-Hamilton Cnty., TN HA RB,
        Erlanger Medical Center, Prerefunded,
        6.854%, 5/25/21                                                  Aaa/AAA/AAA                 3,000,000             3,299,520
------------------------------------------------------------------------------------------------------------------------------------
TEXAS--5.0%
        Austin, TX Independent School District
        GORB, 7%, 8/1/06                                                 Aaa/AAA                     2,000,000             2,290,040
        ----------------------------------------------------------------------------------------------------------------------------
        Harris Cnty., TX:
        HFDC Hospital RB, Hermann Trust, Prerefunded,
        9%, 10/1/17                                                      Aaa/NR                      1,000,000             1,069,160
        Toll Road Unlimited Tax & Sub. Lien RB,
        Prerefunded, 10.375%, 8/1/14                                     Aaa/AAA                       300,000               324,387
        ----------------------------------------------------------------------------------------------------------------------------
        San Antonio, TX Airport System RRB,
        AMBAC Insured, 7.125%, 7/1/05                                    Aaa/AAA/AAA                 1,000,000             1,144,360
                                                                                                                          ----------
                                                                                                                           4,827,947

------------------------------------------------------------------------------------------------------------------------------------
VERMONT--1.0%
        VT State SAC Educational Loan RB,
        Series A-3, FSA Insured, 6.25%, 6/15/03                          Aaa/AAA                       900,000               955,998
------------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.9%
        WV School Building Authority RB, Prerefunded,
        MBIA Insured, 7.25%, 7/1/15                                      Aaa/AAA                       750,000               832,425
------------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.1%
        DC Hospital RRB, Medlantic Healthcare Group,
        Series A, MBIA Insured, 6%, 8/15/12                              Aaa/AAA                     1,000,000             1,024,670
------------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--3.9%
        PR Commonwealth GOB, 6.35%, 7/1/10                               Baa1/A                      1,500,000             1,585,230
        ----------------------------------------------------------------------------------------------------------------------------
        PR EPA RB, Series P, 6.75%, 7/1/03                               Baa1/BBB+                   2,000,000             2,184,980
                                                                                                                          ----------
                                                                                                                           3,770,210
                                                                                                                          ----------
        Total Municipal Bonds and Notes (Cost $94,411,196)                                                                95,914,861

7  Oppenheimer Intermediate Municipal Fund

================================================================================

                                                                                           FACE                  MARKET VALUE
                                                                                           AMOUNT                SEE NOTE 1
==============================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--2.4%
------------------------------------------------------------------------------------------------------------------------------
        DE State Economic Development Authority RB,
        Hospital Billing Project, Series A, BIG Insured, 3.90%, 10/1/96(3)                    $1,500,000            $1,500,000
        ----------------------------------------------------------------------------------------------------------------------
        Port St. Helens, OR PC RB, Portland General Electric,
        Series B, 3.95%, 10/1/96(3)                                                              800,000               800,000
                                                                                                                    ----------
        Total Short-Term Tax-Exempt Obligations (Cost $2,300,000)                                                    2,300,000

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $96,711,196)                                                     101.2%           98,214,861
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                               (1.2)           (1,196,355)
                                                                                                   -----            ----------
NET ASSETS                                                                                         100.0%          $97,018,506
                                                                                                   =====           ===========

        1. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,560,075 or 2.64% of the Fund's net assets, at September 30, 1996.

        2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

        3. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

        As of September 30, 1996, securities subject to the alternative minimum tax amounted to $16,848,025 or 17.37% of the Fund's net assets.

        To simplify the listings of the Oppenheimer Intermediate Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

        BOE    -- Board of Education                               HFASC  -- Housing Finance Agency Service Contract
        CDA    -- Communities Development Authority                HFAU   -- Health Facilities Authority
        CDC    -- Community Development Corporation                HFDC   -- Health Facilities Development Corporation
        COP    -- Certificates of Participation                    HTA    -- Highway & Transportation Authority
        CUS    -- City University System                           IDA    -- Industrial Development Authority
        DA     -- Dormitory Authority                              LMC    -- Loan Marketing Corporation
        EFCPC  -- Environmental Facilities Corporation             MCFFA  -- Medical Care Facilities Finance Agency
                  Pollution Control                                MH     -- Multifamily Housing
        EPA    -- Electric Power Authority                         MTA    -- Metropolitan Transportation Authority
        ERDAEF -- Energy Research & Development                    MWFA   -- Municipal Water Finance Authority
                  Authority Electric Facilities                    NYC    -- New York City
        ERDAGF -- Energy Research & Development                    NYS    -- New York State
                  Authority Gas Facilities                         PANYNJ -- Port Authority of New York & New Jersey
        FA     -- Facilities Authority                             PAU    -- Power Authority
        GAC    -- Government Assistance Corporation                PC     -- Pollution Control
        GOB    -- General Obligation Bonds                         RB     -- Revenue Bonds
        GORB   -- General Obligation Refunding Bonds               RR     -- Resource Recovery
        HA     -- Hospital Authority                               RRB    -- Revenue Refunding Bonds
        HDA    -- Hospital Development Authority                   SAC    -- Student Assistance Corporation
        HDC    -- Housing Development Corporation                  SUEFS  -- State University Educational Facilities System
        HEAA   -- Higher Education Assistance Agency               SWD    -- Solid Waste Disposal
        HEFA   -- Higher Educational Facilities Authority          TBTA   -- Triborough Bridge & Tunnel Authority
        HF     -- Health Facilities                                UDC    -- Urban Development Corporation
        HFA    -- Housing Finance Agency                           WSS    -- Water & Sewer System

        See accompanying Notes to Financial Statements.

8  Oppenheimer Intermediate Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996
================================================================================

===========================================================================================================
ASSETS
        Investments, at value (cost $96,711,196)--see accompanying statement                    $98,214,861
        ---------------------------------------------------------------------------------------------------
        Cash                                                                                        518,117
        ---------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                          2,129,041
        Interest                                                                                  1,713,474
        Shares of beneficial interest sold                                                          201,266
        ---------------------------------------------------------------------------------------------------
        Other                                                                                        19,716
                                                                                                -----------
        Total assets                                                                            102,796,475

===========================================================================================================
LIABILITIES
        Payables and other liabilities:
        Investments purchased                                                                     4,980,917
        Shares of beneficial interest redeemed                                                      366,659
        Dividends                                                                                   300,638
        Distribution and service plan fees                                                           57,199
        Transfer and shareholder servicing agent fees                                                 4,136
        Other                                                                                        68,420
                                                                                                -----------
        Total liabilities                                                                         5,777,969

===========================================================================================================
NET ASSETS                                                                                      $97,018,506
                                                                                                ===========
===========================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                         $95,994,160
        ---------------------------------------------------------------------------------------------------
        Undistributed net investment income                                                         658,246
        ---------------------------------------------------------------------------------------------------
        Accumulated net realized loss on investment transactions                                 (1,137,565)
        ---------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments--Note 3                                        1,503,665
                                                                                                -----------
        Net assets                                                                              $97,018,506
                                                                                                ===========
===========================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $83,252,627 and 5,667,670 shares of beneficial interest outstanding)                      $14.69
        Maximum offering price per share (net asset value plus sales charge
        of 3.50% of offering price)                                                                  $15.22

        ---------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $2,857,513 and 194,571 shares of beneficial interest outstanding)              $14.69

        ---------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $10,908,366 and 743,770 shares of beneficial interest outstanding)             $14.67

        See accompanying Notes to Financial Statements.

9  Oppenheimer Intermediate Municipal Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996
================================================================================

===========================================================================================================
INVESTMENT INCOME
        Interest                                                                                 $5,886,847
===========================================================================================================
EXPENSES
        Management fees--Note 4                                                                     463,582
        ---------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                     197,072
        Class B                                                                                      14,341
        Class C                                                                                      90,050
        ---------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                        83,376
        ---------------------------------------------------------------------------------------------------
        Shareholder reports                                                                          72,541
        ---------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class A                                                                                      38,172
        Class B                                                                                       1,448
        Class C                                                                                       4,513
        ---------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                      25,829
        ---------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                  22,681
        ---------------------------------------------------------------------------------------------------
        Trustees' fees and expenses                                                                   3,254
        ---------------------------------------------------------------------------------------------------
        Other                                                                                        11,950
                                                                                                -----------
        ---------------------------------------------------------------------------------------------------
        Total expenses                                                                            1,028,809
        Less expenses paid indirectly--Note 4                                                       (14,630)
                                                                                                -----------
        Net expenses                                                                              1,014,179

===========================================================================================================
NET INVESTMENT INCOME                                                                             4,872,668
===========================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
        Net realized gain on:
        Investments                                                                                 499,453
        Closing of futures contracts                                                                135,751
                                                                                                -----------
        Net realized gain                                                                           635,204

        ---------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on investments                       (734,901)
                                                                                                -----------
        Net realized and unrealized loss                                                            (99,697)

===========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $4,772,971
                                                                                                ===========

See accompanying Notes to Financial Statements.

10  Oppenheimer Intermediate Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                1996             1995
===========================================================================================================
OPERATIONS
        Net investment income                                                   $4,872,668       $4,765,137
        ---------------------------------------------------------------------------------------------------
        Net realized gain (loss)                                                   635,204       (1,590,413)
        ---------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                     (734,901)       4,069,030
                                                                                ----------       ----------
        Net increase in net assets resulting from operations                     4,772,971        7,243,754

===========================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                 (4,349,156)      (4,224,351)
        Class B                                                                    (63,816)             (78)
        Class C                                                                   (407,791)        (310,776)

===========================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from
        beneficial interest transactions--Note 2:
        Class A                                                                  2,742,813       (5,399,631)
        Class B                                                                  2,744,970          118,895
        Class C                                                                  3,306,779       (1,122,859)

===========================================================================================================
NET ASSETS
        Total increase (decrease)                                                8,746,770       (3,695,046)
        ---------------------------------------------------------------------------------------------------
        Beginning of period                                                     88,271,736       91,966,782
                                                                               -----------      -----------
        End of period [including undistributed (overdistributed)
        net investment income of $658,246 and $(66,542), respectively]         $97,018,506      $88,271,736
                                                                               ===========      ===========

See accompanying Notes to Financial Statements.

11  Oppenheimer Intermediate Municipal Fund

FINANCIAL HIGHLIGHTS
================================================================================

                                                           CLASS A
                                                           --------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                           1996        1995         1994
===========================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                      $14.69       $14.23       $15.34

------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .79          .79          .72
Net realized and unrealized gain (loss)                     (.01)         .42        (1.00)
                                                          ------       ------       ------
Total income (loss) from investment operations               .78         1.21         (.28)

------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.78)        (.75)        (.76)
Distributions from net realized gain                          --           --           --
Distributions in excess of net realized gain                  --           --         (.07)
                                                          ------       ------       ------
Total dividends and distributions to shareholders           (.78)        (.75)        (.83)
------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.69       $14.69       $14.23
                                                          ======       ======       ======
==========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                        5.41%        8.78%        (1.92)%
==========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $83,253      $80,535      $83,456
------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $82,217      $79,681      $79,076
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      5.35%        5.55%        5.05%
Expenses, before voluntary assumption by the Manager(5)    1.02%        0.98%        1.00%
Expenses, net of voluntary assumption by the Manager         N/A          N/A          N/A
------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                   53%          55%          51%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


12  Oppenheimer Intermediate Municipal Fund

================================================================================

                             CLASS B                       CLASS C
-----------------------      ------------------------      -------------------------------------
                             YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
    1993       1992          1996            1995(2)       1996          1995           1994(1)
================================================================================================
    $15.09      $14.40       $14.69         $14.71        $14.67        $14.18         $15.14
----------------------------------------------------------------------------------------------

       .77         .86          .66            .06           .68           .69            .46
       .70         .69           --           (.02)         (.01)          .43           (.83)
    ------      ------       ------         ------        ------        ------         ------
      1.47        1.55          .66            .04           .67          1.12           (.37)
----------------------------------------------------------------------------------------------

      (.75)       (.86)        (.66)          (.06)         (.67)         (.63)          (.52)
      (.47)         --           --             --            --            --             --
        --          --           --             --            --            --           (.07)
    ------      ------       ------         ------        ------        ------         ------
     (1.22)       (.86)        (.66)          (.06)         (.67)         (.63)          (.59)
----------------------------------------------------------------------------------------------
    $15.34      $15.09       $14.69         $14.69        $14.67        $14.67         $14.18
    ======      ======       ======         ======        ======        ======         ======

==============================================================================================
    10.31%      11.10%        4.56%          0.83%         4.63%         8.13%          (2.54)%

==============================================================================================

   $70,136     $29,724       $2,858           $119       $10,908        $7,618         $8,511
----------------------------------------------------------------------------------------------
   $48,915     $25,153       $1,440          $  37      $  9,015        $7,437         $4,686
----------------------------------------------------------------------------------------------


     5.08%       5.87%        4.51%        3.87%(4)        4.56%         4.64%        3.77%(4)
     1.07%       1.25%        1.81%        1.54%(4)        1.78%         1.88%        2.24%(4)
     1.05%       1.16%          N/A            N/A           N/A           N/A            N/A
----------------------------------------------------------------------------------------------
       21%         93%          53%            55%           53%           55%            51%


4. Annualized.

5. Begining in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $57,514,179 and $48,400,755, respectively. See accompanying Notes to Financial Statements.


13  Oppenheimer Intermediate Municipal Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
        Oppenheimer Intermediate Municipal Fund (the Fund), operating under the name Oppenheimer Intermediate Tax-Exempt Fund through October 9, 1996, is a separate series of Oppenheimer Municipal Fund, operating under the name Oppenheimer Tax-Exempt Fund through October 9, 1996, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income exempt from federal income tax for individual investors that is consistent with the preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc.
        (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and
        Class C shares may be subject to a contingent deferred sales charge.
        All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
        ------------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
        ------------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
        ------------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,138,000, expiring in 2003 and 2004.
        ------------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year. CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributedmay differ from the year that the income or realized gain
        (loss) was recorded by the Fund.

                          During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $1,166,438, a decrease in overdistributed income of $672,883, and a decrease in accumulated net realized loss on investments of $493,555.

14  Oppenheimer Intermediate Municipal Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                  YEAR ENDED SEPTEMBER 30, 1996    YEAR ENDED SEPTEMBER 30, 1995(1)
                                                                  ------------------------------   --------------------------------
                                                                  SHARES           AMOUNT          SHARES            AMOUNT
        ---------------------------------------------------------------------------------------------------------------------------
        Class A:
        Sold                                                         974,292      $ 14,353,015        1,003,900     $ 14,290,724
        Dividends and distributions reinvested                       203,597         2,998,589          196,934        2,809,242
        Redeemed                                                    (993,272)      (14,608,791)      (1,583,239)     (22,499,597)
                                                                   ---------      ------------      -----------     ------------
        Net increase (decrease)                                      184,617      $  2,742,813         (382,405)    $ (5,399,631)
                                                                   =========      ============      ===========     ============

        ---------------------------------------------------------------------------------------------------------------------------
        Class B:
        Sold                                                         193,861      $  2,852,627            8,097     $    118,895
        Dividends and distributions reinvested                         2,577            37,785               --               --
        Redeemed                                                      (9,964)         (145,442)              --               --
                                                                   ---------      ------------      -----------     ------------
        Net increase                                                 186,474      $  2,744,970            8,097     $    118,895
                                                                   =========      ============      ===========     ============

        ---------------------------------------------------------------------------------------------------------------------------
        Class C:
        Sold                                                         380,233      $  5,600,605          208,137     $  2,981,674
        Dividends and distributions reinvested                        20,909           307,116           18,316          259,921
        Redeemed                                                    (176,779)       (2,600,942)        (307,226)      (4,364,454)
                                                                   ---------      ------------      -----------     ------------
        Net increase (decrease)                                      224,363      $  3,306,779          (80,773)    $ (1,122,859)
                                                                   =========      ============      ===========     ============

        1. For the year ended September 30, 1995 for Class A and Class C shares and for the period from September 11, 1995 (inception of offering) to September 30, 1995 for Class B shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
        At September 30, 1996, net unrealized appreciation on investments of $1,503,665 was composed of gross appreciation of $2,312,769, and gross depreciation of $809,104.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on net assets in excess of $500 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

                          The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

                          For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $160,206, of which $85,052 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $69,798 and $54,827, of which $1,320 and $1,905, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $3,038 and $6,670, respectively upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

15  Oppenheimer Intermediate Municipal Fund

================================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)
        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                          Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $21,448 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                          The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI paid $3,824 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $13,506 and $38,414, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At September 30, 1996, OFDI had incurred unreimbursed expenses of $55,247 for Class B and $131,404 for Class C.

================================================================================
5. FUTURES CONTRACTS
        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                          The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
                          Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

16  Oppenheimer Intermediate Municipal Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
        The Board of Trustees and Shareholders of Oppenheimer Intermediate Municipal Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Intermediate Municipal Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995, and the financial highlights for the period October 1, 1991 to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Intermediate Municipal Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996

17  Oppenheimer Intermediate Municipal Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================
        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                          None of the dividends paid by the Fund during the fiscal year ended September 30, 1996 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, or to alternative minimum tax, some or all of the dividends received may be taxable.

                          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

18  Oppenheimer Intermediate Municipal Fund

OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
================================================================================
A Series of Oppenheimer Municipal Fund

================================================================================
OFFICERS AND TRUSTEES
        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, Trustee and President
        Robert G. Avis, Trustee
        William A. Baker, Trustee
        Charles Conrad, Jr., Trustee
        Jon S. Fossel, Trustee
        Sam Freedman, Trustee
        Raymond J. Kalinowski, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        Ned M. Steel, Trustee
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        Caryn R. Halbrecht, Vice President
        Robert E. Patterson, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
        OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
        Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
        Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
        Myer, Swanson, Adams & Wolf, P.C.

        This is a copy of a report to shareholders of Oppenheimer Intermediate Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Municipal Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19  Oppenheimer Intermediate Municipal Fund

                                 [BACK COVER]

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

 1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

 1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

 1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

 1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

 1-800-835-3104

RA0860.001.0996       November 30, 1996

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMER LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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